February 10, 2025 First Quarter 2025 Investor Presentation Associated Banc-Corp Exhibit 99.1

1 Important Disclosures Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “intend,” "target,” “outlook,” “project,” “guidance,” “forecast,” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent Form 10-Qs and other SEC filings, and such factors are incorporated herein by reference. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. Presentation: Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. Non-GAAP Measures: This presentation includes certain non-GAAP financial measures. These financial measures have been included as they provide meaningful supplemental information to assess trends in the Corporation’s results of operations. These non- GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related GAAP measures. Unless otherwise noted, reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this presentation.

2 Commercial & Business Lending 38% Commercial Real Estate 24% Consumer 38% Corporate & Commercial Specialty 20% Community, Consumer & Business 62% Risk Mgmt & Shared Services 19% Associated Banc-Corp (NYSE: ASB)1 $43B Assets $30B Loans $5B Equity $35B Deposits Average Loans Average Deposits 1 All figures as of or for the quarter ended December 31, 2024 unless otherwise noted. 2 Based on assets as of September 30, 2024. 3 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. 10.01% CET1 Ratio 188 Branches ~4,000 Employees 7.82% TCE Ratio3 With origins dating back to 1861, ASB is the largest bank holding company based in Wisconsin2

3 Key Themes in 2025 1 Strong Positive Operating Leverage 2 Growth Story with Disciplined Credit & Expense Management 3 Improving Returns Driven by Balance Sheet Mix Shift After strong execution on our Phase 2 initiatives in 2024, momentum is expected to carry into 2025

4 Building on our Strong Foundation Phase 1 Foundational for Growth 2021-2023 Phase 2 Advancing our Growth Strategy 2023-Current Upgraded Product & Service Offerings Launched Mass Affluent Strategy Modernized Digital Banking Experience Introduced “Champion of You” Brand Strategy Enhanced Lending Capabilities Repositioned Balance Sheet Filled Multiple Key Leadership Roles Rebalanced Consumer Lending Approach Quarterly Product & Digital Upgrades On Track to Add 26 Comm’l & Business RMs by 1Q 2025 1 Upgraded Consumer & Small Business Value Proposition 2 Driving High-Quality Household Growth with Best- in-Class Customer Experience 3 Expanding our Commercial Presence to Take Market Share 4 Improving Profitability with Relationship Loan & Deposit Growth Key Outcomes Our strategy combines growth-focused initiatives with our legacy strengths to enhance profitability

1 Upgrading our Value Proposition

We've invested ~$35 million in digital since 2022, while diligently managing bank-wide expenses overall

- Launched modernized digital platform in Fall of 2022
- Added account opening & product offer capabilities
- Introduced real-time digital account opening for business customers
- Enhanced security with features such as debit card controls
- Added financial wellness tools (Grace Zone, Credit Monitor, insights & budgets)
- Deployed Early Pay for customers with direct deposit



#1 for Retail Banking Customer Satisfaction in the Upper Midwest (J.D. Power)[1]

Highest annual net promoter score since internal tracking began in 2017[2]

Highest mobile banking satisfaction score since internal tracking began in 2018[3]

Digital sales up 42% in 2024 vs. 2021

[1] Based on JD Power 2024 U.S. Retail Banking Satisfaction study conducted January 2023 through January 2024. For award information, visit jdpower.com/awards.
[2] Annual net promoter score as measured by a customer's likelihood to recommend Associated Bank to family and friends as indicated in our internal Consumer Relationship Survey. 2024 YTD through December 31, 2024.
[3] Based on year-over-year customer satisfaction scores from internal transactional surveys. 2024 data through December 31, 2024.

5

6 1% net customer checking household growth in 2024 Consumer checking household acquisition up 18% vs. 2023 Consumer checking household attrition down 2% vs. 2023 (1-3)% 0% 1% 2-3% 2016-2022 2023 2024 2025 (est.) Customer Household Growth Trend $18.2 $19.4 $21.1 $23.9 2021 2022 2023 2024 Balances per New Consumer CKG Household ($ in thousands) Driving High-Quality Household Growth2 Our efforts to attract & deepen customer relationships are delivering quality household growth +31%

Expanding our Commercial Presence

A multi-year expansion of our commercial team has positioned us to take market share in key metros

Bolstered Leadership

- Phillip Trier, EVP, Head of Corporate & Comm'l Banking
- Neil Riegelman, SVP, Comm'l Banking Segment Leader
- Michael Lebens, SVP, Comm'l Banking Segment Leader

Expanded Capabilities

- Launched Asset-Based Lending & Equipment Finance verticals in 2021
- Launched national Specialty Deposit and Payment Solutions vertical in 4Q 2024

Sharpened Relationship Focus

- Incentive plans adjusted to emphasize whole relationships
- Services include financing, employee benefits, treasury management, wealth management, & capital markets

Adding Talented RMs

- Grew Commercial & Business relationship managers by 44% from 12/31/2021 to 12/31/2024
- Phase 2 RM hiring expected to be complete in 1Q 2025

Commercial & Industrial Growth Trends

($ in billions)



80
99
96
115
~120
$8.5
$9.8
$9.7
$10.6
$11.8
4Q 21
4Q 22
4Q 23
4Q 24
4Q 25 (est.)
Period End C&I Loans
Comm'l & Business RMs

C&I Loans
FY 2025 Outlook
+$1.2 billion

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8 ($ in billions) Commercial & Business Lending Commercial Real Estate Residential Mortgage Auto Finance, Home Equity & Other Consumer Period End Loan Growth Trend $1.0 $2.3 $3.2 $3.8 $7.6 $8.5 $7.9 $7.0 $6.2 $7.2 $7.4 $7.2 $9.4 $10.8 $10.8 $11.7 $24.2 $28.8 $29.2 $29.8 4Q 2021 4Q 2022 4Q 2023 4Q 2024 +23% 31% 24% Grew Commercial & Business Lending loans by $2.3 billion from 12/31/2021 to 12/31/2024 (+24%) Exited TPO mortgage business & pivoted to “originate to sell” model in 2023 Sold $1.7 billion in mortgage loan balances (combined) in 4Q 2023 & 4Q 2024 Reduced Residential Mortgage loan concentration from 31% as of 12/31/2021 to 24% as of 12/31/2024 Improving Returns Through Diversified Loan Growth4 Since 2021, we’ve driven total loan growth of 23% while diversifying into higher return categories

9 Launched new Mass Affluent program in Dec. 2022, driving $1.5B in net new deposits since program launch Introduced “Champion of You” Brand Strategy in 2023 Enhanced consumer & small business value proposition with regular cadence of digital & product upgrades Launched new deposit-focused Commercial vertical in 4Q 2024 Sharpened relationship focus within Commercial Banking 1 This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. Period End Deposit Growth Trend ($ in billions) $33.4 $34.6 $27.4 $28.6 4Q 2023 4Q 2024 Core Customer Deposits1Total Deposits +3.6% +4.3% Funding our Growth With Core Customer Deposits14 We are attracting & deepening deposit relationships to decrease our reliance on wholesale funding

Improving our Return Profile Over Time[1]

Our efforts to remix the balance sheet & drive toward improved profitability are on track

Assets

Growing diversified asset classes to decrease reliance on legacy low-yielding, low-relationship asset classes

Liabilities

Attracting & deepening customer relationships to decrease reliance on wholesale & network funding sources

Strategy


Relationship Commercial
Auto Finance
Low-Relationship Mortgage
Low-Relationship Commercial


Core Customer Deposits[2]
Wholesale Funding Sources

Highlights Since 2021

Assets

- Expanded Commercial & Business RMs by 44% since 12/31/2021
- Increased total commercial loans by $3.3B vs. 4Q21 (+21%)
- Added $2.8B in fixed-rate prime/super prime Auto Finance balances since 3Q21
- Exited TPO mortgage business in 1Q23
- Sold $969M in mortgage loans & pivoted to "originate to sell" model in 4Q23
- Sold $723M in mortgage loans in 4Q24

Liabilities

- Shifted to balanced RM scorecard to deepen Commercial relationships
- Modernized digital banking experience
- Quarterly upgrades to products & services
- $1.5B in net new Mass Affluent deposits
- Repaid $849M of FHLB advances in 4Q23 and an additional $600M in 4Q24
- Added new Specialty Deposit & Payment Solutions vertical in 4Q24
- Added $1.2B of core customer deposits[2] in 2024

[1] All updates as of or for the period ended December 31, 2024 unless otherwise noted.
[2] This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures.

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11 1 Projections are on an end of period basis as of and for the year ended 12/31/2025 as compared to 2024 results as of 12/31/2024 unless otherwise noted. 2 Core customer deposits is a non-GAAP financial measure which excludes network transaction deposits and brokered CDs from total deposits. We have not provided a reconciliation of the projection for core customer deposits to the projection for total deposits due to the low visibility and unpredictability of the components of total deposits necessary for such reconciliation. 3 Adjusted 2024 figures have been provided for noninterest income and noninterest expense to exclude the impact of nonrecurring items incurred as a result of a balance sheet repositioning that the Corporation announced in the fourth quarter of 2024. These figures are non-GAAP financial measures. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. 4 Projections are on an end of period basis as of and for the year ended 12/31/2025 as compared to adjusted 2024 results as of 12/31/2024 unless otherwise noted. GAAP FY 2024 Result Adjusted FY 2024 Result3 FY 2025 Guidance4 Noninterest Income $(9)M $269M Up 0% to 1% Noninterest Expense $818M $804M Up 3% to 4% FY 2025 Guidance1 Total Loan Growth Up 5% to 6% Total Deposit Growth Up 1% to 2% Core Customer Deposit Growth2 Up 4% to 5% Net Interest Income Up 12% to 13% Effective Tax Rate 19% to 21% CET1 Capital Ratio 10% to 10.5% FY 2025 Outlook

Appendix

13 Reconciliation & Definitions of Non-GAAP Items 1 The ratio tangible common equity to tangible assets excludes goodwill and other intangible assets, net. This financial measure has been included as it is considered to be a critical metric with which to analyze and evaluate financial condition and capital strength. 2 These items classified as nonrecurring items are the result of balance sheet repositionings that the Corporation announced in the fourth quarters of 2024 and 2023. Period End Core Customer Deposits Reconciliation ($ in millions) 4Q 2024 4Q 2023 Total deposits $34,648 $33,446 Network transaction deposits (1,758) (1,566) Brokered CDs (4,276) (4,447) Core customer deposits $28,614 $27,432 Tangible Common Equity and Tangible Assets Reconciliation1 ($ in millions) 4Q 2024 Common equity $4,411 Goodwill and other intangible assets, net (1,137) Tangible common equity $3,275 Total assets $43,023 Goodwill and other intangible assets, net (1,137) Tangible assets $41,886 Nonrecurring Item Noninterest Expense Reconciliation ($ in thousands) YTD Dec 2024 YTD Dec 2023 GAAP noninterest expense $818,397 $813,682 Loss on prepayments of FHLB advances2 (14,243) - FDIC special assessment2 - (30,597) Noninterest expense, excluding nonrecurring items $804,154 $783,085 Nonrecurring Item Noninterest Income Reconciliation ($ in thousands) YTD Dec 2024 YTD Dec 2023 GAAP noninterest (loss) income $(9,407) $63,182 Loss on mortgage portfolio sale2 130,406 136,239 Net loss on sale of investments2 148,183 64,940 Noninterest income, excluding nonrecurring items $269,182 $264,361